UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2008
SAFESTITCH MEDICAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-19437	11-2962080

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4400 Biscayne Boulevard
Suite 980
Miami, Florida 33137

(Address of Principal Executive Office)
Registrant’s telephone number, including area code (305) 575-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On April 21, 2008, SafeStitch Medical, Inc. (the “Company”) determined that it was necessary to make certain corrections to its financial statements (the “Financial Statements”) for its fiscal years ended December 31, 2007 and 2006 and the period from September 15, 2005 (inception) through December 31, 2007 contained it its Annual Report on Form 10-KSB for the year ended December 31, 2007, which was filed with the Securities and Exchange Commission on March 26, 2008 (the “Original Report”).
      These corrections had no impact on the Company’s assets, liabilities, stockholders’ equity, net loss, operating cash flows or net cash flows as of and for the years ended December 31, 2007 and 2006 and the for the period from September 15, 2005 (inception) through December 31, 2007 as reported in the Original Report.
      The decision to restate was approved by the duly authorized officers of the Company, and the Company concluded that the Company’s previously issued financial statements for and as of its fiscal years ended December 31, 2007 and 2006 and for the period from September 15, 2005 (inception) through December 31, 2007 should no longer be relied upon. The Company has discussed the matters disclosed in this filing with Eisner LLP, the Company’s independent registered public accounting firm.
     The corrections to the Financial Statements are summarized below:
•	in the Consolidated Statements of Operations for the years ended December 31, 2007 and 2006, we have corrected the weighted average shares outstanding and corresponding basic and diluted net loss per share calculations for the years ended December 31, 2007 and 2006. As corrected, our basic and diluted net loss per share for the years ended December 31, 2007 and 2006 was $(0.24) and $(0.09), respectively, as changed from $(0.19) and $(0.07), respectively, as reported in the Original Report;

•	in the Consolidated Statements of Cash Flows for the years ended December 31, 2007 and 2006 and the for the period from September 15, 2005 (inception) through December 31, 2007, certain cash flows have been reclassified as financing activities instead of investing activities; and

•	in the Notes to Consolidated Financial Statements, we have (i) expanded Note L to disclose the portion of our net operating losses that are deferred under Section 195 of the Internal Revenue Code of 1986, as amended, to delete the tabular references to research and development credit carryforward, and to correct the proforma disclosures of the deferred tax asset as if SafeStitch LLC was a C-Corp from inception, and (ii) added Note O to quantify the effect of these corrections to the Financial Statements.
     In addition, in the Consolidated Balance Sheet as of December 31, 2007, we corrected a rounding error to the entry “Total Other Assets” so that it now reads “1,758” instead of “1,759” as filed with the Original Report.
     The foregoing description of the corrections to our Financial Statement is only a summary, and is qualified in its entirety by reference to Item 7 to Amendment No. 1 to our Annual Report on Form 10-KSB/A filed with the Securities and Exchange Commission on April 24, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFESTITCH MEDICAL, INC.
Date: April 24, 2008	By:	/s/ Jeffrey G. Spragens
Jeffrey G. Spragens
Chief Executive Officer and President

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